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                                                                    EXHIBIT 10.8

         THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK
                        OF TOREADOR RESOURCES CORPORATION

WARRANT NO. 021                                      VOID AFTER JANUARY 15, 2006

                  This Warrant is issued to Barclays Bank PLC ("Holder") by Toreador Resources Corporation, a Delaware corporation (the "Company"), on March 25, 2003 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Letter Agreement dated March 25, 2003, by and between the Company, and Barclays Capital, an affiliate of the Holder.

                  1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to Thirty Thousand (30,000) fully paid and nonassessable shares of Common Stock, par value $0.15625, of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

                  2. Exercise Price. The purchase price for the Shares shall be US$3.50 per share, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price").

                  3. Exercise Period. This Warrant shall be exercisable commencing on the Warrant Issue Date and shall expire and be of no further force or effect at 4:30 pm (Dallas time) on January 15, 2006 (the "Expiration Date").

                  4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                           (a)      the surrender of the Warrant, together with
a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal office; and

                           (b)      the payment to the Company of an amount
equal to the aggregate Exercise Price for the number of Shares being purchased by certified check or bank draft.

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                  5.       Certificates for Shares. Upon the exercise of the
purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the Notice of Election.

                  6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable.

                  7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                           (a)      Subdivisions, Combinations and Other
Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend or distribution with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend or distribution, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend or distribution, or in the event that no record date is fixed, upon the making of such dividend or distribution.

                           (b)      Reclassification, Reorganization and
Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

                           (c)      Carry Over of Adjustments. No adjustment of
the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be

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made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

                           (d)      Discretionary Reduction in Exercise Price.
The Company may at any time or from time to time reduce the Exercise Price of the Warrant.

                           (e)      Notice of Adjustment. Upon any adjustment of
the number of Shares and upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Shares or other securities subject to the unexercised Warrant resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder there shall be transmitted promptly to the Holder a statement of the firm of independent certified accountants retained to audit the financial statements of the Company to the effect that such firm concurs in the Company's calculation of the change.

                           (f)      Other Notices. In case at any time prior to
the Expiration Date:

                                    (i)      the Company shall declare any
                                             dividend or distribution upon its
                                             shares of Common Stock payable in
                                             shares;

                                    (ii)     the Company shall offer for
                                             subscription pro rata to the
                                             holders of its shares of Common
                                             Stock any additional shares of any
                                             class or other rights;

                                    (iii)    there shall be any capital
                                             reorganization or reclassification
                                             of the capital stock of the
                                             Company, or consolidation,
                                             amalgamation or merger of the
                                             Company with, or sale of all or
                                             substantially all of its assets to,
                                             another corporation; or

                                    (iv)     there shall be a voluntary
                                             dissolution, liquidation or
                                             winding-up of the Company,

then, in any one or more of such cases, the Company shall give to the Holder (A) at least 10 days' prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of shares of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

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                           (g)      Shares to be Reserved. The Company will at
all times keep available, and reserve out of its authorized shares of Common Stock, solely for the purpose of issue upon the exercise of the Warrant, such number of Shares as shall then be issuable upon the exercise of the Warrant. The Company will take all such actions as may be necessary to ensure that all such Shares may be so issued without violation of any applicable requirements of any exchange upon which the shares of Common Stock of the Company may be listed or in respect of which the shares of Common Stock are qualified for unlisted trading privileges. The Company will take all such actions as are within its power to ensure that all such Shares may be so issued without violation of any applicable law.

                  8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

                  9. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 9 shall limit the right of the Holder to be provided the Notices required under this Warrant.

                  10. Participation in Rights Distribution. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired, the Company shall issue to all holders of its Common Stock rights (the "Rights") entitling the holders thereof to purchase shares of Common Stock, the Company also shall issue to the Holder identical Rights, with such number of Rights to be issued to the Holder being based on the number of shares of Common Stock which Holder would then be entitled to receive if this Warrant had been exercised in full immediately prior to the issuance of the Rights. Prior to issuing the Rights, the Company shall provide notice to the Holder as set forth in Section 7(f). In connection with issuing the Rights, the Company will take all necessary corporate action to at all times keep available and reserve out of its authorized shares of Common Stock the number of shares of Common Stock issuable upon exercise of the Rights.

                  11. Transfers of Warrant. The Holder of the Warrants may transfer this Warrant only in compliance with all applicable federal and state securities laws; provided however, that this Warrant may only be transferred by the Holder to a maximum of five individuals or entities. No subsequent transfer of this Warrant by any assignee of the Holder shall be permissible, without the prior written consent of the Company. In order for a transferee of this Warrant to receive any of the benefits of such Warrant, the Company must have received notice of such transfer, pursuant to Section 16 hereof, in the form of assignment attached hereto, accompanied by an opinion of counsel, which opinion shall be reasonably acceptable to the Company, that an exemption from registration of this Warrant under the Securities Act of 1933, as amended, and under any applicable state securities law is available.

                  12. Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of

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this Warrant), the Company will issue to the Holder a replacement warrant
(containing the same terms and conditions as this Warrant).

                  13. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns as set forth in Section 11.

                  14. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

                  15. Assumption of Warrant. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company; or (B) a sale of all or substantially all of the assets of the Company, then, as a part of such acquisition, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such acquisition, sale or transfer if this Warrant had been exercised immediately before such acquisition, sale or transfer, all subject to further adjustment as provided in this Section 15; and, in any such case, appropriate adjustment (as determined by the Company's Board of Directors in its sole discretion) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Warrant Shares the Holder is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

                  16. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

                  17. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

                  18. Governing Law. This Warrant shall be governed by the laws of the State of Delaware.

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                  IN WITNESS WHEREOF, Toreador Resources Corporation caused this
Warrant to be executed by an officer thereunto duly authorized.

                                             TOREADOR RESOURCES CORPORATION

                                             By: /s/ DOUGLAS W. WEIR
                                                 -------------------------------
                                             Name: Douglas W. Weir
                                                   -----------------------------
                                             Title: Chief Financial Officer
                                                    ----------------------------

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                          FORM OF ELECTION TO EXERCISE

         The undersigned hereby irrevocable elects to exercise the number of Warrants of TOREADOR RESOURCES CORPORATION set out below for the number of Shares (or other property or securities subject thereto) as set forth below:

         (a)      Number of Shares to be Acquired:                    __________

         (b)      Exercise Price per Share:                           __________

         (c)      Aggregate Purchase Price [(a) multiplied by (b)]:   __________

and hereby tenders a certified check, bank draft or cash for such aggregate purchase price, and directs such Shares to be registered and a certificate therefore to be issued as directed below.

                           DATED this _______ day of ________________, _____.

                                       Per: ____________________________________

Direction as to Registration
Name of Registered Holder:          _____________________________________
Address of Registered Holder:       _____________________________________
                                    _____________________________________
                                    _____________________________________
                                    _____________________________________

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                               FORM OF ASSIGNMENT

             (To be executed by the registered holder if such holder
                        desires to transfer the Warrant.)

         FOR VALUE RECEIVED ______________________________ hereby sells, assigns and transfers unto________________________ .

                  (Please print name and address of transferee)

this Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________ Attorney, to transfer the within Warrant on the books of the within-named Company, with full power of substitution.

Dated: __________________, 200_

                                 Signature_____________________________________
                                 (Signature must conform in all respect to name of holder as specified on the face of the Warrant.)

                                 ______________________________________________
                                 (Insert Social Security or Other Identifying
                                 Number of Holder)

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